Exhibit 10.1

OMNIBUS AMENDMENT NO. 2
This OMNIBUS AMENDMENT NO. 2, dated as of July 8, 2016 (this “Amendment”), is AMENDMENT NO. 2 to the AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT and AMENDMENT NO. 5 to the RECEIVABLES PURCHASE AGREEMENT, each as defined below.
R E C I T A L S
WHEREAS, Celanese International Corporation, as servicer (the “Servicer”), CE Receivables LLC, as buyer (the “SPV”), and certain other parties party thereto as originators have entered into that certain Amended and Restated Purchase and Sale Agreement, dated as of February 2, 2015 (as amended by the Omnibus Amendment dated December 1, 2015, the “Sale Agreement”).
WHEREAS, the Servicer, the SPV, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as administrator (in such capacity, together with its successors and assigns, the “Administrator”) and certain other parties from time to time party thereto have entered into that certain Receivables Purchase Agreement, dated as of August 28, 2013 (as amended by Amendment No. 1, dated as of August 31, 2013, Amendment No. 2, dated as of October 20, 2014, Amendment No. 3, dated as of February 2, 2015, and the Omnibus Amendment, dated as of December 1, 2015, the “Receivables Purchase Agreement” and, together with the Sale Agreement, the “Specified Agreements”).
WHEREAS, each of Sumitomo Mitsui Banking Corporation, as a Related Committed Purchaser and as an LC Bank (“SMBC”), and SMBC Nikko Securities America, Inc., as a Purchaser Agent (“SMBC Nikko and, together with SMBC, the “SMBC Parties”), desires to become a party to the Receivables Purchase Agreement, in each case, on the terms set forth herein.
WHEREAS, concurrently herewith, the parties to the Receivables Purchase Agreement will enter into an Amended and Restated RPA Fee Letter (the “RPA Fee Letter”).

WHEREAS, concurrently herewith, the SPV, the Servicer and the Administrator will enter into an Amended and Restated Agent Fee Letter (the “Agent Fee Letter” and, together with the RPA Fee Letter, the “Fee Letters”).
WHEREAS, the parties to the Specified Agreements wish to modify the same upon the terms hereof.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.    Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to such terms in Exhibit I to the Receivables Purchase Agreement.

SECTION 2.    Joinder of SMBC Parties.
(a)    Joinder. Effective as of the date hereof, (i) SMBC hereby becomes a party to the Receivables Purchase Agreement as a Related Committed Purchaser and as an LC Bank with all the rights, interests, duties and obligations of a Related Committed Purchaser and an LC Bank thereunder, (ii) SMBC shall belong to a new Purchaser Group and hereby appoints SMBC Nikko as the Purchaser Agent for such Purchaser Group and (iii) SMBC Nikko hereby becomes a party to the Receivables Purchase Agreement as a Purchaser Agent thereunder with all the rights, interests, duties and obligations of a Purchaser Agent thereunder.
(b)    Consent. The parties hereto hereby consent to the joinder of the SMBC Parties as parties to the Receivables Purchase Agreement on the terms set forth in clause (a) above.
(c)    Credit Decision. Each of the SMBC Parties confirms to each of BTMU, Victory and PNC that (i) it has received a copy of the Receivables Purchase Agreement, the other Transaction Documents, and such other documents and information that it has deemed appropriate in order to make its own credit analysis and decision to enter into the Receivables Purchase Agreement and (ii) agrees that it will, independently and without reliance upon any of BTMU, Victory or PNC (in each case, in any capacity) or any of its Affiliates, based on such documents and information as such SMBC Parties shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Receivables Purchase Agreement and any other Transaction Document. Each of BTMU, Victory and PNC makes no representation or warranty and assumes no responsibility with respect to (x) any statements, warranties or representations made in or in connection with the Receivables Purchase Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Receivables Purchase Agreement or the Receivables, any other Transaction Document or any other instrument or document furnished pursuant thereto or (y) the financial condition of any of the Seller, the Servicer, the Performance Guarantor or the Originators or the performance or observance by any of the Seller, the Servicer, the Performance Guarantor or the Originators of any of their respective obligations under the Receivables Purchase Agreement, any other Transaction Document, or any instrument or document furnished in connection therewith.
SECTION 3.    Pre-Payoff Amendments to the Receivables Purchase Agreement. As of the Effective Date (as defined below), the Receivables Purchase Agreement is hereby amended as follows:
(a)    The following sentence is added to Section 1.1(b) of the Receivables Purchase Agreement immediately after the second sentence thereof:
Such partial reduction shall, unless otherwise agreed to in writing by the Seller, the Administrator, and each Purchaser Agent, be applied ratably to reduce the Group Commitment of each Purchaser Group and the Commitment (if any) of each Purchaser.

(b)    The following new Section 4.16 is added to the Receivables Purchase Agreement immediately after Section 4.15 thereof:
Section 4.16 Excluded Obligors.
The Servicer may from time to time request (at its discretion but only with respect to Obligors to be included in a supply-chain finance facility) that one or more Obligors be designated as Excluded Obligors as of a certain date (the “Excluded Date”) by delivering an Excluded Obligor Request to the Administrator and each Purchaser Agent, which Excluded Obligor Request shall (i) list the name of each such proposed Excluded Obligor, (ii) specify the Excluded Date, (iii) attach a pro forma Information Package that excludes from the calculation of Eligible Receivables listed therein any Receivable whose related Obligor is a proposed Excluded Obligor, and (iv) be delivered no later than (A) five (5) Business Days prior to the proposed Excluded Date, if delivered pursuant to the first proviso below and (B) fifteen (15) Business Days prior to the proposed Excluded Date, if delivered pursuant to the second proviso below; provided, that if the aggregate Outstanding Balance of such proposed Excluded Obligor Receivables together with the Receivables of any other Obligors that became Excluded Obligors in the same calendar month, in each case, as reported in the most recently delivered Information Package is less than or equal to 10% of the average aggregate Outstanding Balance of all Pool Receivables for the preceding twelve (12) calendar months, as reported in such Information Package, then no consent or approval from the Administrator or any Purchaser Agent shall be required to designate such Obligors as Excluded Obligors, subject to the satisfaction of clauses (i) to (iv) above; provided, further, that if such percentage, calculated in accordance with the foregoing proviso, is greater than 10%, then such designation shall require the consent of the Administrator and each Purchaser Agent, which consent they may grant or withhold in their sole and absolute discretion, and which consent (if granted) shall be evidenced by the Administrator and each Purchaser Agent’s countersignature to such Excluded Obligor Request, it being understood and agreed that in no event shall any Obligor be designated as an Excluded Obligor pursuant to this Section 4.16 if (x) a Termination Event or Unmatured Termination has occurred and is continuing, or would occur and be continuing due to any such designation or (y) if after giving effect to any such proposed designation, the Aggregate Capital plus the Adjusted Aggregate LC Amount exceeds the Purchase Limit, or the Purchased Interest exceeds 100%. Upon the approval or deemed approval of an Obligor as an Excluded Obligor in accordance with the terms set forth herein,

(i) such Obligor shall constitute an Excluded Obligor as of the Excluded Date and (ii) the Administrator (or the Servicer on its behalf) shall file on or promptly after the Excluded Date one or more UCC-3 financing statement amendments with respect to UCC-1 financing statements filed against an Originator in connection with the Transaction Documents, prepared by or on behalf of the Servicer and consented to in writing by the Administrator, releasing the Administrator’s security interest in the Receivables created on or after the related Excluded Date, the Obligor of which is an Excluded Obligor, and all corresponding Related Security (but no other collateral). In addition, Seller and Servicer covenant and agree to, and to cause each Originator to, instruct each Excluded Obligor on or promptly following the applicable Excluded Date to deliver payments on all such Excluded Receivables to any lock-box or account other than a Lock-Box or a Lock-Box Account.
(c)    Section 5.17(a) of the Receivables Purchase Agreement is amended and restated in order to incorporate the black-lined changes set forth below:
(a) Notwithstanding any provision herein or in any Fee Letter to the contrary, if any Related Committed Purchaser becomes a Defaulting Purchaser, for so long as such Related Committed Purchaser is a Defaulting Purchaser, the ~~“Facility Fees”~~”Unused Fees” described in the RPA Fee Letter shall cease to accrue on the undrawn portion (if any) of the Commitment of such Defaulting Purchaser~~; provided, however, that said Facility Fees shall continue to accrue on such Defaulting Purchaser’s Exposure~~.
(d)    The following sentence is added to the end of the definition of “Euro Rate” set forth in Exhibit I of the Receivables Purchase Agreement:
Notwithstanding the foregoing, at no time shall the Euro Rate be less than 0% per annum.
(e)    The following definitions set forth in Exhibit I of the Receivables Purchase Agreement are hereby amended and restated in order to incorporate the black-lined changes set forth below:
“Alternate Rate” means, for any Settlement Period for any Capital (or portion thereof) funded by any Purchaser other than through the issuance of Notes, an interest rate per annum equal to: (a) solely with respect to PNC and SMBC, each as ~~a~~ Purchasers, (i) the daily weighted average LMIR for such Settlement Period (weighed based on the amount of the applicable Purchaser’s outstanding Capital on each day) or (ii) solely for any Portion of Capital for such Settlement Period for which LMIR is unavailable as described in Section 1.9, the daily average Base Rate for such Settlement Period or (b) with respect to any Purchaser other than PNC or SMBC, (i) the Euro‑Rate for such Settlement Period or (ii) solely for any Portion of Capital for such Settlement Period for which the Euro-Rate is unavailable as described in Section 1.9, the daily average Base Rate for such Settlement Period; provided, however, that the “Alternate Rate” for any day while a Termination Event has occurred and is continuing shall be an interest rate equal to the Default Rate.
“Default Rate” means, at any time, an interest rate per annum equal to: (a) solely with respect to PNC and SMBC, each as ~~a~~ Purchasers, the greater of (i) LMIR plus 2.00% per annum and (ii) the Base Rate or (b) with respect to any Purchaser other than PNC or SMBC, the greater of (i) the Euro-Rate plus 2.00% per annum and (ii) the Base Rate.
“Purchase Limit” means ~~$135,000,000~~$120,000,000, as such amount may be reduced from time to time pursuant to Section 1.1(b). References to the unused portion of the Purchase Limit shall mean, at any time, an amount equal to (x) the Purchase Limit at such time, minus (y) the sum of the Aggregate Capital plus the Aggregate LC Amount.
“Scheduled Termination Date” means ~~August 28, 2016~~ July 8, 2019, subject to the extension thereof with respect to any Purchaser pursuant to Section 1.2(e).
“Receivable” means any indebtedness and other obligations owed to any Originator or the Seller (as assignee of an Originator), or any right of the Seller or any Originator to payment from or on behalf of, an Obligor, whether constituting an account, chattel paper, payment intangible, instrument or general intangible, in each instance arising in connection with the sale of chemicals or other goods and the rendering of services in the ordinary course of the applicable Originator’s business, and includes, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto. Indebtedness and other obligations arising from any one transaction, including, without limitation, indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other obligations arising from any other transaction, provided however, “Receivable” shall not include (i) any portion of an invoice of Ticona Polymers, Inc. that relates to a product code indicating that such product is supplied by Fortron Industries LLC, which shall be a receivable of Fortron Industries LLC ~~or~~, (ii) any receivable or portion of an invoice of Ticona Polymers, Inc. that is a CP Asset or is primarily derived from a CP Asset or (iii) any Excluded Receivable.

(f)    The SMBC Parties’ signature pages hereto are added to the Receivables Purchase Agreement immediately after PNC’s signature pages thereto.
(g)    The following new definitions are added to Exhibit I of the Receivables Purchase Agreement in appropriate alphabetical order:
“Excluded Date” means, with respect to each Excluded Receivable, the date designated as such in the related Excluded Obligor Request.
“Excluded Obligor” means each Obligor designated as such and meeting each of the requirements set forth in Section 4.16 of this Agreement.
“Excluded Obligor Request” means a request, in substantially the form of Annex G to this Agreement, made by or on behalf of the Servicer pursuant to Section 4.16 of this Agreement.
“Excluded Receivable” means any Receivable (without giving effect to the proviso regarding “Excluded Receivables” set forth in the definition thereof) (i) subject to an Excluded Obligor Request, (ii) originated on or after the Excluded Date specified in such Excluded Obligor Request and (iii) meeting each of the requirements set forth in Section 4.16 of this Agreement.
“SMBC” means Sumitomo Mitsui Banking Corporation and its successors and assigns.
“SMBC Nikko” means SMBC Nikko Securities America, Inc. and its successors and assigns.
(h)    Section 1(n)(ii) of Exhibit III of the Receivables Purchase Agreement is hereby amended and restated in order to incorporate the black-lined changes set forth below:
(ii)    None of the Celanese Parties, their respective Subsidiaries, nor, to the knowledge of any Celanese Party, any director, officer, agent, employee or Affiliate of a Celanese Party or any of its Subsidiaries, (i) is a person on the list of "Specially Designated Nationals and Blocked Persons" or (ii) is currently subject to any U.S. sanctions administered by OFAC ~~the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC")~~; and no Celanese Party will directly or, to its knowledge, indirectly use the proceeds of the Purchases or Letters of Credit or otherwise knowingly make available such proceeds to any person (x) for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC, or to do business in a country or territory that is the subject of U.S. sanctions administered by OFAC, if such activities would be prohibited for a U.S. person pursuant to OFAC, or (y) for the purpose of financing the activities of any person that is currently subject to any applicable sanctions administered by the

European Union or any member country thereof or in a country or territory that is the subject of any applicable sanctions administered by the European Union or any member country thereof.
(i)    Section 2(i)(ii) of Exhibit III of the Receivables Purchase Agreement is hereby amended and restated in order to incorporate the black-lined changes set forth below:
(ii)    None of the Celanese Parties or any of their respective Subsidiaries nor, to the knowledge of any Celanese Party, any director, officer, agent, employee or Affiliate of a Celanese Party, or any of its Subsidiaries, (i) is a person on the list of "Specially Designated Nationals and Blocked Persons" or (ii) is currently subject to any U.S. sanctions administered by OFAC ~~the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC")~~; and no Celanese Party will directly or, to its knowledge, indirectly use the proceeds of the Purchases or Letters of Credit or otherwise knowingly make available such proceeds to any person (x) for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC, or to do business in a country or territory that is the subject of U.S. sanctions administered by OFAC, if such activities would be prohibited for a U.S. person pursuant to OFAC, or (y) for the purpose of financing the activities of any person that is currently subject to any applicable sanctions administered by the European Union or any member country thereof or in a country or territory that is the subject of any applicable sanctions administered by the European Union or any member country thereof.
(j)    Section 1(a) of Exhibit IV of the Receivables Purchase Agreement is hereby modified by adding the following new Section 1(a)(vii) immediately after current Section 1(a)(vi):
(vii) Sanctions-Related Notices. Concurrently with the delivery of financial statements under sub-clauses (i), (iii) or (iv) above, notice in the event that net sales from business in any particular country or territory that is the subject of (x) U.S. sanctions administered by OFAC or (y) any applicable sanctions administered by the European Union or any member country thereof exceeds 5% of the consolidated net sales of the Parent and its Subsidiaries, as applicable, for the fiscal period to which such financial statements relate.
(k)    Section 1(p) of Exhibit IV of the Receivables Purchase Agreement is hereby amended and restated in order to incorporate the black-lined changes set forth below:
Anti-Terrorism Laws, Anti-Corruption Laws, and Sanctions. Each of the Celanese Parties will, and each Celanese Party will cause each of its Subsidiaries to, (i) refrain from knowingly doing business in a country or territory that is the subject of (x) U.S. sanctions administered by OFAC or with a Person that is on the list of "Specially Designated Nationals and Blocked Persons", if such business would be prohibited for a U.S. person pursuant to OFAC (unless such business is generally or specifically licensed by OFAC or otherwise permitted by U.S. sanctions law) or (y) any applicable sanctions administered by the European Union or any member country thereof or with a Person with whom dealings are prohibited under any applicable sanctions administered by the European Union or any member country thereof, (ii) provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Administrator, any Purchaser Agent, or any Purchaser in order to assist the Administrator, the Purchaser Agents, and the Purchasers in maintaining compliance with the PATRIOT Act and (iii) refrain from using any proceeds of the Purchases or any Letters of Credit, directly or, to the knowledge of any Celanese Party, indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.
(l)    Section 2(a) of Exhibit IV of the Receivables Purchase Agreement is hereby modified by adding the following new Section 2(a)(vii) immediately after current Section 2(a)(vi):
(vii) Sanctions-Related Notices. Concurrently with the delivery of financial statements under sub-clauses (iii) or (iv) above, notice in the event that net sales from business in any particular country or territory that is the subject of (x) U.S. sanctions administered by OFAC or (y) any applicable sanctions administered by the European Union or any member country thereof exceeds 5% of the consolidated net sales of the Parent and its Subsidiaries for the fiscal period to which such financial statements relate.
(m)    Schedule IV to the Receivables Purchase Agreement is replaced in its entirety with the Schedule IV-A attached hereto.
(n)    A reference to the SMBC Purchaser Group is hereby added to each of Annex B (Form of Purchase Notice) and Annex C (Form of Paydown Notice) where contextually appropriate.
(o)    Annex G (Form of Excluded Obligor Request) attached hereto is hereby added to the Receivables Purchase Agreement immediately after Annex F (Form of Transfer Supplement) thereto.

SECTION 4.    Post-Payoff Amendments to the Receivables Purchase Agreement. As of the PNC Payoff Date (if any and as defined below), the Receivables Purchase Agreement is hereby amended as follows:
(a)    Section 1.1(c) of the Receivables Purchase Agreement shall be deleted in its entirety.
(b)    Each reference in the Receivables Purchase Agreement to “PNC Capital Markets LLC” shall be deleted in its entirety, with such related deletions or modifications as are contextually or grammatically appropriate.
(c)    Each PNC signature page shall be deleted from the Receivables Purchase Agreement in its entirety.
(d)    The following definitions set forth in Exhibit I of the Receivables Purchase Agreement shall be hereby amended and restated in order to incorporate the black-lined changes set forth below:
“Alternate Rate” means, for any Settlement Period for any Capital (or portion thereof) funded by any Purchaser other than through the issuance of Notes, an interest rate per annum equal to: (a) solely with respect to ~~PNC and~~ SMBC, ~~each~~ as a Purchaser~~s~~, (i) the daily weighted average LMIR for such Settlement Period (weighed based on the amount of the applicable Purchaser’s outstanding Capital on each day) or (ii) solely for any Portion of Capital for such Settlement Period for which LMIR is unavailable as described in Section 1.9, the daily average Base Rate for such Settlement Period or (b) with respect to any Purchaser other than ~~PNC or~~ SMBC, (i) the Euro‑Rate for such Settlement Period or (ii) solely for any Portion of Capital for such Settlement Period for which the Euro-Rate is unavailable as described in Section 1.9, the daily average Base Rate for such Settlement Period; provided, however, that the “Alternate Rate” for any day while a Termination Event has occurred and is continuing shall be an interest rate equal to the Default Rate.
“Default Rate” means, at any time, an interest rate per annum equal to: (a) solely with respect to ~~PNC and~~ SMBC, ~~each~~ as a Purchaser~~s~~, the greater of (i) LMIR plus 2.00% per annum and (ii) the Base Rate or (b) with respect to any Purchaser other than ~~PNC or~~ SMBC, the greater of (i) the Euro-Rate plus 2.00% per annum and (ii) the Base Rate.
(e)    The definition of “First Amendment Effective Date” shall be deleted from Exhibit I of the Receivables Purchase Agreement.
(f)    The definition of “PNC” shall be deleted from Exhibit I of the Receivables Purchase Agreement.

(g)    Schedule IV to the Receivables Purchase Agreement shall be replaced in its entirety with the Schedule IV-B attached hereto.
(h)    Each reference to the PNC Purchaser Group shall be hereby deleted from both Annex B (Form of Purchase Notice) and Annex C (Form of Paydown Notice), as contextually appropriate.
SECTION 5.    Removal of PNC.
(a)    Notwithstanding anything to the contrary in the Receivables Purchase Agreement or any other Transaction Document, PNC shall have no obligation or commitment to (and shall not) issue any new Letter of Credit, extend the expiry date of any Letter of Credit or fund any new Purchase, in each case, on or after the date hereof (it being understood that the foregoing shall not be construed to derogate from any obligation of PNC to honor any drawing on a Letter of Credit issued by PNC prior to the date hereof or from any rights of PNC with respect to any such Letter of Credit or drawing).
(b)    As soon as reasonably practicable after the date hereof, but not later than August 28, 2016, Seller shall (i) cause all outstanding Letters of Credit issued by PNC to be terminated (such that no further drawings may be made thereunder), (ii) reduce PNC’s aggregate outstanding Capital to zero ($0), and (iii) pay in full all Discount, Fees and other amounts owing to PNC under the Transaction Documents (the date on which the Seller has fulfilled all its obligations under such clauses (i), (ii) and (iii), the “PNC Payoff Date”). For the avoidance of doubt, the parties hereto are not hereby consenting to the allocation or application of Collections except in accordance with the terms of the Transaction Documents (including the priorities for payment set forth in Section 1.4 of the Receivables Purchase Agreement).
(c)    In the event that the PNC Payoff Date does not occur on or prior to August 28, 2016, PNC’s Purchaser Group shall be deemed to constitute an Exiting Purchaser Group for all purposes of the Receivables Purchase Agreement and the other Transaction Documents at all times on and after August 29, 2016.
(d)    The Seller Parties shall provide the other parties hereto with at least two (2) Business Days’ prior written notice of the occurrence of the PNC Payoff Date. Upon the Administrator’s request following the occurrence of the PNC Payoff Date and receipt of evidence thereof reasonably satisfactory to each of the parties hereto, each of the parties hereto shall enter into a payoff letter substantially in the form attached as Exhibit B hereto.
SECTION 6.    Amendments to the Sale Agreement. As of the Effective Date (as defined below), the Sale Agreement is hereby amended as follows:
(a)    Section 5.12(b) of the Sale Agreement is hereby amended and restated in order to incorporate the black-lined changes set forth below:

(b)    None of the Originators, their respective Subsidiaries, nor, to the knowledge of any Originator, any director, officer, agent, employee or Affiliate of an Originator or any of its Subsidiaries, (i) is a person on the list of "Specially Designated Nationals and Blocked Persons" or (ii) is currently subject to any U.S. sanctions administered by OFAC ~~the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC")~~; and no Originator will directly or, to its knowledge, indirectly use the proceeds of the purchases contemplated hereunder or Letters of Credit or otherwise knowingly make available such proceeds to any person, (x) for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC, or to do business in a country or territory that is the subject of U.S. sanctions administered by OFAC, if such activities would be prohibited for a U.S. person pursuant to OFAC, or (y) for the purpose of financing the activities of any person that is currently subject to any applicable sanctions administered by the European Union or any member country thereof or in a country or territory that is the subject of any applicable sanctions administered by the European Union or any member country thereof.
(b)    Section 6.1(p) of the Sale Agreement is hereby amended and restated in order to incorporate the black-lined changes set forth below:
(p)    Anti-Terrorism Laws, Anti-Corruption Laws, and Sanctions. Each Originator will, and each Originator will cause each of its Subsidiaries to, (i) refrain from knowingly doing business in a country or territory that is the subject of (x) U.S. sanctions administered by OFAC or with a Person that is on the list of "Specially Designated Nationals and Blocked Persons", if such business would be prohibited for a U.S. person pursuant to OFAC (unless such business is generally or specifically licensed by OFAC or otherwise permitted by U.S. sanctions law) or (y) any applicable sanctions administered by the European Union or any member country thereof or with a Person with whom dealings are prohibited under any applicable sanctions administered by the European Union or any member country thereof, (ii) provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Administrator, any Purchaser Agent, or any Purchaser in order to assist the Administrator, the Purchaser Agents, and the Purchasers in maintaining compliance with the PATRIOT Act and (iii) refrain from using any proceeds of the purchases contemplated hereunder or any Letters of Credit, directly or, to the knowledge of any Originator, indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.
SECTION 7.    Representations and Warranties. Each of the SPV, the Servicer and the Originators hereby certifies, represents and warrants to the Administrator, each Purchaser Agent and each Purchaser that on and as of the date hereof:
(a)    Representations and Warranties. The representations and warranties made by such Person in the Transaction Documents are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the other Transaction Documents to which such Person is a party, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the other Transaction Documents to which such Person is a party, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally.
(c)    No Termination Event. After giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event has occurred and is continuing.
SECTION 8.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Specified Agreements shall remain in full force and effect. After this Amendment becomes effective, all references in the Specified Agreements and each of the other Transaction Documents to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to either of the Specified Agreements shall be deemed to be references to the corresponding Specified Agreement, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of either of the Specified Agreements (or any related document or agreement) other than as expressly set forth herein.
SECTION 9.    Effectiveness.
(a)    With the exception of Section 4 hereof, this Amendment shall become effective on the date hereof (the “Effective Date”) upon the Administrator’s and each Purchaser Agent’s receipt of (i) counterparts of this Amendment executed by each of the parties hereto and fully executed copies of each of the other agreements, documents, certificates and opinions of counsel listed on the Closing Memorandum attached as Exhibit A hereto, in each case, in form and substance reasonably acceptable to the Administrator and (ii) all fees owing under each of the Fee Letters.
(b)    Section 4 hereof shall become effective immediately following the PNC Payoff Date.

SECTION 10.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.
SECTION 11.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
SECTION 12.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Specified Agreements or any other Transaction Document or any provision hereof or thereof.
SECTION 13.    Transaction Document. This Amendment shall constitute a Transaction Document under the Specified Agreements.
SECTION 14.    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
SECTION 15.    Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
SECTION 16.    Consent. Each of the parties hereto hereby consents to the filing by or on behalf of the SPV or the Servicer, and at the sole expense of the SPV, of each of the UCC-3 financing statement amendments in substantially the forms attached hereto as Exhibit C in order to reflect, in each case, the amendments set forth herein.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

CELANESE INTERNATIONAL
CORPORATION, as the initial Servicer

By: /s/ Jamie A. Beggs
Name: Jamie A. Beggs
Title: Vice President and Treasurer

CELANESE LTD., as an Originator

By: Celanese International Corporation, its general
partner

By: /s/ Jamie A. Beggs
Name: Jamie A. Beggs
Title: Vice President and Treasurer

TICONA POLYMERS, INC., as an Originator

By: /s/ Jamie A. Beggs
Name: Jamie A. Beggs
Title: Vice President and Treasurer

CELANESE SALES U.S. LTD., as an Originator

By: /s/ Jamie A. Beggs
Name: Jamie A. Beggs
Title: Vice President and Treasurer

CE RECEIVABLES LLC

By: /s/ Jamie A. Beggs
Name: Jamie A. Beggs
Title: Vice President and Treasurer

Signature Page to Omnibus Amendment No. 2 (Celanese)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Related Committed Purchaser and as an LC Bank

By: /s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Purchaser Agent

By: /s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Administrator

By: /s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

VICTORY RECEIVABLES CORPORATION, as a Conduit Purchaser

By: /s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

Signature Page to Omnibus Amendment No. 2 (Celanese)

PNC BANK, NATIONAL ASSOCIATION, as Related Committed Purchaser and as an LC Bank

By: /s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Purchaser Agent

By: /s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

Signature Page to Omnibus Amendment No. 2 (Celanese)

SUMITOMO MITSUI BANKING CORPORATION, as Related Committed Purchaser and as an LC Bank

By: /s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

Address:	277 Park Ave.
New York, NY 10172
Attn: Patrick McGoldrick
Tel: 212-224 4228
Email:	pmcgoldrick@SMBCLF.com
agencyservices@smbcgroup.com

Signature Page to Omnibus Amendment No. 2 (Celanese)

SMBC NIKKO SECURITIES AMERICA, INC., as Purchaser Agent

By: /s/ Naoya Miygaki
Name: Naoya Miygaki
Title: President

Address:	277 Park Ave.
New York, NY 10172
Attn: Peter Nakhla
Tel: 212-224-5370
Email:	pnakhla@smbcnikko-si.com
siasg@smbcnikko-si.com

Signature Page to Omnibus Amendment No. 2 (Celanese)

Reaffirmation of Performance Guaranty. By executing a counterpart to this Amendment, the Performance Guarantor hereby unconditionally reaffirms its obligations under the Performance Guaranty and acknowledges and agrees that such obligations continue in full force and effect (including, without limitation, with respect to the “Guaranteed Obligations”, as defined in the Performance Guaranty), and the Performance Guaranty is hereby ratified and confirmed.

CELANESE US HOLDINGS LLC,
as Performance Guarantor

By: /s/ Christopher W. Jensen
Name: Christopher W. Jensen
Title: President

Signature Page to Omnibus Amendment No. 2 (Celanese)

EXHIBIT A

CLOSING MEMORANDUM

[On file with Mayer Brown LLP]

Omnibus Amendment No. 2 (Celanese)

EXHIBIT B

FORM OF PNC PAYOFF LETTER

[Attached]

Omnibus Amendment No. 2 (Celanese)

[Form of Payoff Letter]
[___________], 2016

PNC Bank, National Association
Three PNC Plaza
225 Fifth Avenue

Re:
Receivables Purchase Agreement, dated as of August 28, 2013 (as amended, supplemented or otherwise modified prior to the date hereof, the “Receivables Purchase Agreement”), among CE Receivables LLC (the “Seller”), Celanese International Corporation, as initial servicer (“Servicer”, and together with Seller, the “Seller Parties”), PNC Bank, National Association, as a Purchaser and Purchaser Agent (in such capacities, “PNC” and the “Payoff Party”), the various other Purchasers and Purchaser Agents from time to time party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”).

Ladies and Gentlemen:
This letter agreement (this “Payoff Letter”) is furnished pursuant to that certain Omnibus Amendment No. 2, dated as of July 8, 2016, by and among the parties hereto and certain other parties named therein. On the terms and subject to the conditions set forth herein, the Seller has advised the Payoff Party and the Administrator that it wishes to (i) voluntarily prepay on the date hereof all Capital, Discount, LC Fees, and any other fees and other obligations owing to the Payoff Party under the Receivables Purchase Agreement and each of the other Transaction Documents and (ii) terminate PNC’s Commitment under the Receivables Purchase Agreement. Capitalized terms used in this Payoff Letter and not otherwise defined herein shall have the meanings assigned to them in, or by reference in, the Receivables Purchase Agreement.
SECTION 1.    Payoff.
The aggregate amount due and owing to the Payoff Party on the date hereof, if paid by wire transfer of immediately available funds at or before 2 p.m. (New York time) on the date hereof (such time, the “Payoff Time”), will be $[______] (the “Payoff Amount”). Payment of the Payoff Amount shall be made by the Seller (or on the Seller’s behalf) to the Payoff Party in immediately available funds.
In consideration of, and effective upon, the payment in full of the Payoff Amount in accordance with this Payoff Letter at or before the Payoff Time, each of the parties hereto hereby acknowledges and agrees that:
(i)payment of the Payoff Amount at or before the Payoff Time will constitute satisfaction in full of all of the obligations of the Seller Parties and CUSH, as Performance Guarantor under the Performance Guaranty,

(collectively, the “Celanese Parties”) to the Payoff Party under the Receivables Purchase Agreement and each of the other Transaction Documents, except for obligations under this Payoff Letter and indemnification and other obligations that by their terms or the terms of any Transaction Document expressly survive termination of such Transaction Documents (such surviving obligations, the “Surviving Obligations”); and
(ii)the Payoff Party shall cease to be a party to the Receivables Purchase Agreement and each of the other Transaction Documents, and the Payoff Party shall have no further rights, interests, liabilities, commitments or other obligations thereunder (other than the Surviving Obligations).
The Receivables Purchase Agreement and each other Transaction Document and the rights, interests, liabilities, commitments and other obligations of the parties hereto (other than with respect to the Payoff Party as set forth in clauses (i) and (ii) above) shall survive this Payoff Letter and the transactions contemplated hereby. For the avoidance of doubt, if the Payoff Amount (or any portion thereof) is not paid in full at or before the Payoff Time in immediately available funds in accordance with the terms hereof, neither of the foregoing clauses (i) and (ii) shall take effect. Notwithstanding anything herein to the contrary, if all or any portion of the Payoff Amount is rescinded or must otherwise be returned for any reason under any state or federal bankruptcy or other law, then all obligations and liabilities of the Celanese Parties under the Transaction Documents in respect of the amount so rescinded or returned shall be automatically and immediately revived (without any further action or consent by any of the parties hereto or any other Person) and shall continue in full force and effect as if such amounts had not been paid and the release given herein shall be void and of no further force and effect.
Immediately upon the Effective Time (as defined below), each of the Celanese Parties hereto hereby waives, releases and forever discharges the Payoff Party and each of its respective affiliates, subsidiaries, officers, directors, attorneys, agents and employees from any liability, damage, claim, loss or expense of any kind that it may have now or hereafter against the Payoff Party or any of the foregoing solely to the extent arising out of or relating to the Receivables Purchase Agreement or any other Transaction Document and existing as of the date hereof.
Each party hereto acknowledges and agrees to each of the payoffs and releases set forth herein, and expressly waives any notice or other applicable requirement set forth in the Receivables Purchase Agreement or any other Transaction Document as a prerequisite or condition precedent to such payoffs and releases or the other transactions to be effected hereby (other than any requirements or conditions precedent set forth herein). To the extent that any consent of any party hereto is required under any other agreement to which it is a party for any of the transactions to be effected hereby, such party hereby grants such consent and waives any notice requirements or conditions precedent to the effectiveness of any such transactions set forth in any agreement to which it is a party that has not already been satisfied as of the date hereof (other than any requirements or conditions precedent set forth herein).

Exhibit B-2

The effective time (the “Effective Time”) of this Payoff Letter shall be the time when each of the following conditions precedent have been satisfied: (i) the Administrator shall have received counterparts of this Payoff Letter, duly executed by each of the parties hereto, (ii) the Payoff Party shall have received the Payoff Amount in immediately available funds at or prior to the Payoff Time in accordance with the terms hereof and (iii) the Administrator and the Payoff Party shall have received such other information, documents and instruments as any of the foregoing has reasonably requested prior to the date hereof, all in form and substance satisfactory to the Administrator and the Payoff Party.
THIS PAYOFF LETTER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PAYOFF LETTER MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS PAYOFF LETTER, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS PAYOFF LETTER OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
Each of the Celanese Parties represents and warrants to each of the other parties hereto as of the date hereof, both before and immediately after giving effect to this Payoff Letter, as follows:
(a)    the representations and warranties made by such Person in the Transaction Documents are true and correct as of the date hereof and after giving effect to this Payoff Letter (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date);
(b)    the execution and delivery by such Person of this Payoff Letter, and the performance of each of its obligations under this Payoff Letter and the other Transaction Documents to which such Person is a party, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Payoff Letter and the other Transaction Documents to which such Person is a party are such Person’s valid and legally binding obligations, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally; and
(c)    no Termination Event or Unmatured Termination Event has occurred and is continuing, or would occur as a result of this Payoff Letter or the transactions contemplated hereby.

Exhibit B-3

Any provisions of this Payoff Letter that are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
This Payoff Letter shall be a Transaction Document under (and as defined in) the Receivables Purchase Agreement.
This Payoff Letter may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.
The various headings of this Payoff Letter are included for convenience only and shall not affect the meaning or interpretation of this Payoff Letter or any provision hereof.

[Signatures Follow]

Exhibit B-4

Very truly yours,

CELANESE US HOLDINGS LLC

By:
Name:
Title:

CE RECEIVABLES LLC

By:
Name:
Title:

CELANESE INTERNATIONAL CORPORATION

By:
Name:
Title:

S-1    Payoff Letter

Acknowledged and agreed to
as of the date first written above:

PNC BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser and LC Bank

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser Agent

By:
Name:
Title:

S-2    Payoff Letter

Acknowledged and agreed to
as of the above referenced date:

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH, as Administrator

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH, as Purchaser Agent

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH, as a Related
Committed Purchaser and as an LC Bank

By:
Name:
Title:

S-3    Payoff Letter

Acknowledged and agreed to
as of the above referenced date:

SUMITOMO MITSUI BANKING CORPORATION,
as a Related Committed Purchaser and LC Bank

By:
Name:
Title:

SMBC NIKKO SECURITIES AMERICA, INC.,
as Purchaser Agent

By:
Name:
Title:

S-4    Payoff Letter

EXHIBIT C

FORMS OF UCC-3 FINANCING STATEMENTS

[On file with Mayer Brown LLP]

SCHEDULE IV-A
PURCHASER GROUPS AND MAXIMUM COMMITMENTS

Purchaser Group of PNC
Party	Capacity	Maximum Commitment
PNC	Related Committed Purchaser and LC Bank
On any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit issued by PNC as an LC Bank (in aggregate for both such capacities). For the avoidance of doubt, PNC’s Commitment shall not exceed $21,522,566.

PNC	Purchaser Agent	N/A

Purchaser Group of SMBC
Party	Capacity	Maximum Commitment
SMBC	Related Committed Purchaser and LC Bank	On any date of determination, an amount (in aggregate for both such capacities) equal to the excess (if any) of $60,000,000 over the amount of PNC’s Commitment on such date.
SMBC Nikko	Purchaser Agent	N/A

Purchaser Group of Victory
Party	Capacity	Maximum Commitment
Victory	Conduit Purchaser	N/A
BTMU	Related Committed Purchaser and LC Bank	$60,000,000 (in aggregate for both such capacities).
BTMU	Purchaser Agent	N/A

Omnibus Amendment No. 2 (Celanese)

SCHEDULE IV-B
PURCHASER GROUPS AND MAXIMUM COMMITMENTS

Purchaser Group of SMBC
Party	Capacity	Maximum Commitment
SMBC	Related Committed Purchaser and LC Bank	$60,000,000 (in aggregate for both such capacities)
SMBC Nikko	Purchaser Agent	N/A

Purchaser Group of Victory
Party	Capacity	Maximum Commitment
Victory	Conduit Purchaser	N/A
BTMU	Related Committed Purchaser and LC Bank	$60,000,000 (in aggregate for both such capacities)
BTMU	Purchaser Agent	N/A

Omnibus Amendment No. 2 (Celanese)

ANNEX G
to Receivables Purchase Agreement

FORM OF EXCLUDED OBLIGOR REQUEST
____________________, 20_____
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
1251 Avenue of the Americas, 12th Floor
New York, NY 10020

[Each other Purchaser Agent]
Ladies and Gentlemen:
Reference is hereby made to the Receivables Purchase Agreement, dated as of August 28, 2013 (as amended, restated, supplemented or otherwise modified, the “Receivables Purchase Agreement”), among CE Receivables LLC (“Seller”), Celanese International Corporation, as Servicer, the various Conduit Purchasers, Related Committed Purchasers, LC Banks and Purchaser Agents from time to time party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as administrator (in such capacity, the “Administrator”). Capitalized terms used in this Excluded Obligor Request and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.
This request constitutes an Excluded Obligor Request pursuant to Section 4.16 of the Receivables Purchase Agreement. The Servicer, on behalf of the Seller, desires to designate ________________________ as [an] Excluded Obligor[s] effective as of ________, 20__ (the “Excluded Date”). The aggregate Outstanding Balance of all Receivables, the Obligor[s] of which [is][are] set forth above, together with the Receivables of any other Obligor that has become an Excluded Obligor this calendar month, is [less than or equal to]1 [greater than]2 10% of the average aggregate Outstanding Balance of all Pool Receivables for the preceding twelve (12) calendar months.
Attached hereto as Exhibit A [is a copy][are copies] of the UCC-3 financing statement amendment[s] that the Servicer proposes to be filed by [the Administrator] [the Servicer] on or promptly following the Excluded Date in connection with this Request.
Each of Seller and the Servicer hereby represents and warrants, as to itself, to the Administrator, each Purchaser and each Purchaser Agent, as of the date hereof, and as of the Excluded Date, as follows:
(i)    the representations and warranties contained in Exhibit III of the Receivables Purchase Agreement are true and correct in all material respects on and as of such dates as though made on and as of such dates and shall be deemed to have been made on such dates

_________________________
1Excluded Date must be at least five (5) Business Days following the date of this Request.
2Excluded Date must be at least fifteen (15) Business Days following the date of this Request.

Annex G-1

(except for representations and warranties that apply solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);
(ii)    no Termination Event or Unmatured Termination Event has occurred and is continuing, or would result from the designation of such Obligor[s] as [an] Excluded Obligor[s];
(iii)    after giving effect to the proposed designation of such Obligor[s] as [an] Excluded Obligor[s], the Aggregate Capital plus the Adjusted Aggregate LC Amount does not exceed the Purchase Limit, and the Purchased Interest does not exceed 100%; and
(iv)    attached hereto as Exhibit B is a pro forma Information Package after giving effect to the proposed designation of such Obligor[s] as [an] Excluded Obligor[s].

[Signature Pages Follow]

Annex G-2

IN WITNESS WHEREOF, the undersigned have caused this request to be executed by their duly authorized officers as of the date first above written.

CE RECEIVABLES LLC

By:
Name:
Title:

CELANESE INTERNATIONAL CORPORATION

By:
Name:
Title:

Annex G-3

ACKNOWLEDGED AND AGREED

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as a Purchaser Agent

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as Administrator

By:
Name:
Title:

[Each other Purchaser Agent]

Annex G-4

EXHIBIT A

UCC-3 FINANCING STATEMENT AMENDMENT[S]

[Attached]

Annex G-5

EXHIBIT B

PRO FORMA INFORMATION PACKAGE

[Attached]

Annex G-6